UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2016

Paragon Offshore plc

(Exact name of registrant as specified in its charter)

England and Wales	001-36465	98-1146017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3151 Briarpark Drive, Suite 700

Houston, Texas 77042
(Address of principal executive offices) (Zip Code)

+44 20 330 2300

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on August 5, 2016, Paragon Offshore plc and certain of its subsidiaries (collectively, the “Company”) reached an agreement in principle with (i) an ad hoc committee of holders of its 6.75% senior unsecured notes maturing July 2022 and 7.25% senior unsecured notes maturing August 2024 (together, the “Senior Unsecured Notes”) and (ii) a steering committee of certain of the lenders under the Company’s Senior Secured Revolving Credit Agreement for a proposed amendment, to be dated as of August 5, 2016, to the Company’s plan support agreement (the “PSA Amendment”), supporting the Company’s revised chapter 11 plan of reorganization. A copy of the form of PSA Amendment was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 8, 2016, and is incorporated herein by reference.

On August 10, 2016, the Company received signatures to the PSA Amendment from holders of 100% of the loans under the Revolving Credit Agreement. Together with the signatures already received by the Company from holders of approximately 69% in principle amount of the Senior Unsecured Notes, the PSA Amendment has accordingly been executed with effect as of August 5, 2016.

Item 7.01 Regulation FD Disclosure.

On August 10, 2016, the Company issued a press release announcing the execution of the PSA Amendment. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall Exhibit 99.1 be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to risks associated with the Company’s reorganization, the ability of the Company to implement the transaction contemplated by the Company’s amended plan of reorganization, the general nature of the oil and gas industry, actions by regulatory authorities, customers and other third parties, and other factors detailed in the “Risk Factors” section of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015, and in its other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1     Press Release dated August 10, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paragon Offshore plc

August 10, 2016	By:	/s/ Randall D. Stilley
Name: Randall D. Stilley
Title: Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated August 10, 2016